Re: Aden Enterprises, Inc.
Dear Sir or Madam:
Please find enclosed the Current Report on Form 8-K for Aden Enterprises, Inc. If you have any questions or require anything further, please call the undersigned at (402) 334-5556.
Very truly yours,

/s/ Judy Sundberg

8-K
Current Report
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 16, 2001 ADEN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)




California	 00-18140	 87-0447215
---------- -------- ----------
(State or other (Commission File (I.R.S. Employer jurisdiction of Number) Identification Number) incorporation or organization)
13314 "I" Street, Omaha, Nebraska 68137
(Address of principal executive offices) (ZIP Code)





Registrant's telephone number, including area code:
(402) 334-5556

Item 5. Other Events
On October 16, 2001, Leftbid.com, Inc., a Nevada corporation and a subsidiary of Aden Enterprises, Inc., along with Aden Enterprises, Inc., executed an Agreement For The Exchange
Of Common Stock with Spicology, Inc., a California
corporation, which result shall be that Leftbid.com,
Inc., shall become a wholly owned subsidiary of Spicology, Inc.
Said Agreement For The Exchange Of Common Stock, dated
16th of October, 2001,is attached:
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
(THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE
SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT
TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE
SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR
OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT
TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT,
THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THE COMPANY.
AGREEMENT FOR THE EXCHANGE OF COMMON STOCK
AGREEMENT made this 16th day of October, 2001, by and between Spicology, Inc., a California corporation, (the "ISSUER"), RICK FEINSTEIN ("Transferring Shareholder"), and for the benefit of the individual shareholders, (the
"SHAREHOLDERS"), which SHAREHOLDERS own of all the issued and outstanding shares of LEFT BID.COM, INC., a Nevada corporation ("Left Bid").
In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,
THE PARTIES HERETO AGREE AS FOLLOWS:
1.	EXCHANGE OF SECURITIES.
i. Subject to the terms and conditions of this Agreement, ISSUER agrees to issue to SHAREHOLDERS, a total of 7,449,000 shares of the common stock of ISSUER, and Transferring Shareholder shall transfer to SHAREHOLDERS, 1,051,000 shares, $0.001 par value (the "Shares"), in exchange for 100% of the issued and outstanding shares of Left Bid, such that Left Bid shall become a wholly owned subsidiary of the ISSUER.
ii Concurrent with the closing of this agreement, ISSUER shall issue 350,000 shares to ZIRK ENGLEBRECHT and MATT GOHD as and for consultant's fees.
iii. The exchange of shares contemplated hereby is intended not to give rise to any taxable income to either Transferring Shareholder or Shareholders. The parties agree to take all necessary steps to assure that no taxable income results from this transaction.
2.	REPRESENTATIONS AND WARRANTIES.	ISSUER represents and
warrants to SHAREHOLDERS and Left Bid the following:

i.	Organization.	ISSUER is a corporation duly organized,
validly existing, and in good standing under the laws of California, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in California. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of California. ISSUER is current in its reporting obligations to the Securities and Exchange Commission.
ii.	Capital.	The authorized capital stock of ISSUER
consists of 100,000,000 shares of common stock, $0.001 par value, of which 2,201,000 are issued and outstanding. All outstanding shares are fully paid and nonassessable, free of liens, encumbrances, options, restrictions (with the exception of Rule 144 requirements) and legal or equitable rights of others not a party to this Agreement. Following this closing, there shall be a total of 10,000,000 shares of common stock of ISSUER issued and outstanding and there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of California.
iii.	Financial Statements. 	The financial statements of
the Company have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated. ISSUER is current in its filings with the Securities and Exchange Commission.
iv.	Absence of Changes.	Since the date of the financial
statements filed with the Securities and Exchange Commission, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.
v.	Liabilities.	ISSUER does not have any debt,
liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

vi.	Ability to Carry Out Obligations.	ISSUER has the
right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by
SHAREHOLDERS.
vii.	Full Disclosure.	None of the representations and
warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.
viii.	Contract and Leases.	ISSUER is not currently
carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.
ix.	Compliance with Laws.	ISSUER has complied with,
and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.
x.	Litigation.	ISSUER is not (and has not been) a
party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against
ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.
xi.	Conduct of Business.	Prior to the closing, ISSUER
shall conduct its business in the normal course, and shall not (1)
sell, pledge, or assign any assets (2) amend its Articles of
Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.
xii.	Documents.	All minutes, consents or other documents pertaining
to ISSUER to be delivered at closing shall be valid and in accordance with the laws of California.
xiv.	Title.	The Shares to be issued to SHAREHOLDERS
will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, shall be issued pursuant to Regulation D, Section 506 and 4(2)of the
Act and shall bear a Rule 144 legend. None of such Shares are or will be subject to any voting trust or agreement. No
person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the
Shares.
3.	 SHAREHOLDERS and Left Bid represent and warrant to
ISSUER the following:

i.	Organization.	Left Bid is a corporation duly
organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the Incorporators, directors and shareholders of Left Bid have been valid and in accordance with the laws of Nevada.
ii.	Shareholders and Issued Stock. Aden Enterprises, Inc. will
deliver 100% of the capital stock of Left Bid, and enters into this agreement with the full authority and consent.
iii.	General Obligations.	Following the closing,
ISSUER shall comply with applicable federal and state securities laws.
iv.	Counsel.	SHAREHOLDERS and Left Bid represent and
warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction.
4.	INVESTMENT INTENT.	SHAREHOLDERS agree that the
shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agree, prior to any transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.
5.	CLOSING. The closing of this transaction shall take place at the offices of the Issuer's counsel at 827 State Street, Suite 12, Santa Barbara, California, on or before October 30, 2001.
6.	DOCUMENTS TO BE DELIVERED AT CLOSING.
i.	By the ISSUER
(1)	Board of Directors Minutes authorizing the issuance of a
certificate or certificates for 7,449,000 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata Left Bid in Left Bid. All certificates shall be delivered promptly after closing.
(2)	The resignation of all officers of ISSUER.
(3)	A Board of Directors resolution appointing such person as
SHAREHOLDERS designate as a director(s) of ISSUER.
(4)	The resignation of all the directors of ISSUER, except that of
SHAREHOLDER'S designee, dated subsequent to the resolution described in 3, above.

(5)	Current SEC filings of the ISSUER, which shall include a
current balance sheet and statements of operations, stockholders equity and cash flows for the twelve (12) month period then ended.
(6)	All of the business and corporate records of ISSUER,
including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.
(7)	Such other minutes of ISSUER's shareholders or
directors as may reasonably be required by SHAREHOLDERS.
(8)	An Opinion Letter from ISSUER's Attorney attesting to
the validity and condition of the ISSUER.
ii.	By SHAREHOLDERS AND Left Bid:
(1)	Delivery to the ISSUER, or to its Transfer Agent, the
issued and outstanding stock of Left Bid, with fully executed and medallioned stock powers and third party releases.
(2)	Consents signed by Aden Enterprises, Inc. , and the
remaining shareholders consenting to the terms of this Agreement.
iii. By Transferring Shareholder: Delivery of certificates representing the 1,051,000 shares of Spicology, with fully executed and medallioned stock powers.

7.	MISCELLANEOUS.
i.	Captions and Headings.	The Article and paragraph
headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.
ii.	No oral change.	This Agreement and any provision
hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

iii.	Non Waiver.	Except as otherwise provided herein,
no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.
iv.	Time of Essence.	Time is of the essence of this
Agreement and of each and every provision hereof.
v.	Entire Agreement.	This Agreement contains the
entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.
vi.	Counterparts.	This Agreement may be executed
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
viii. 	Notices.	All notices, requests, demands, and other
communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:
ISSUER:			Kenneth G. Eade, Esq.
				827 State Street, Suite 12
				Santa Barbara, CA 93101
				Phone: (805) 560-9828
				Fax: (805) 560-3608
Left Bid:			Virgil K. Johnson, Esq.
				Erickson & Sederstrom, P.C.
				10330 Regency Parkway Dr, Ste. 100
				Omaha, NE 68114
				Phone:(402) 390-7104
				Fax: (402) 390-7137
IN WITNESS WHEREOF, the undersigned has executed this Agreement this 16th day of October 2001.


Spicology, Inc.

By:	/s/ Rick
Feinstein____________
Rick Feinstein, President

Left Bid.com, Inc.

By:	/s/ Michael S. Luther__________
Michael S. Luther, President




Transferring Shareholder

By:	/s/ Rick Feinstein_____________
Rick Feinstein
ADEN ENTERPRISES, INC.

By/s/ Michael S. Luther__________













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